Subsequent Event	6 Months Ended
Jun. 30, 2020
Subsequent Events [Abstract]
Subsequent Event
14. Subsequent Event
On July 21, 2020, the Company’s Board approved an amendment to the 2018 Plan, subject to stockholder approval, to increase the aggregate number of shares authorized for issuance under the 2018 Plan by 14,855,157 with a corresponding increase to the maximum number of shares that may be issued in the form of incentive stock options.
On July 28, 2020, the Company announced it received a grant award from the National Institute on Aging to fund a clinical trial to obtain preliminary data on the feasibility of studying RTB101 as compared to placebo for
COVID-19
post-exposure prophylaxis in adults age 65 years and older. Approximately, sixty (60) subjects are expected to enroll in the clinical trial, which will be fully funded by the grant. The clinical trial is anticipated to start in the second half of 2020.